UNITED STATES SECURITIES AND

EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 14, 2007

FUNDSTECH CORP.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

333-138512

(Commission File Number)

51-0571588

(IRS Employer Identification No.)

100331 Sawgrass Drive, Ponte Vedra Beach, FL 32082

(Address of principal executive offices and Zip Code)

904-273-2702

Registrant's telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities

On May 14, 2007, we announced the completion of a private placement of 200,000 units at a price of $1.00 per unit for gross proceeds of $200,000. Each unit consists of one common share and one half of a warrant with each full warrant granting the investor the right to purchase one additional common share at $1.25 per share. The units were sold to one (1) non U.S. person pursuant to an exemption under Regulation S from the registration requirements of the Securities Act of 1933.

Item 9.01 Financial Statements and Exhibits

99.1	News Release dated May 15, 2007

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FUNDSTECH CORP.

/s/ David Fann

David Fann

President and Director

Date: May 14, 2007

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